UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/02/2009

Dean Foods Company
(Exact name of registrant as specified in its charter)

Commission File Number:  1-12755

Delaware	75-2559681
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2515 McKinney Avenue, Suite 1200
Dallas, TX 75201
(Address of principal executive offices, including zip code)

(214) 303-3400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 6, 2009, Dean Foods Company (the "Company") announced that it had completed the previously disclosed acquisition of the Alpro division of Vandemoortele N.V., a privately held food company based in Belgium, for approximately 325 million Euro. Alpro manufactures and sells branded soy-based beverages and food products in Europe. The acquisition is being financed under the Company's existing $1.5 billion five year senior secured revolving credit facility. The closing was effective as of July 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dean Foods Company

Date: July 06, 2009	By:	/s/ Steven J. Kemps
Steven J. Kemps
Executive Vice President and General Counsel